Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jul. 31, 2020	Jan. 31, 2020
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 2. Summary of Significant Accounting Policies

Principles of Consolidation and Basis of Presentation: The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) as set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and applicable rules and regulations of the SEC regarding interim financial reporting. Certain information and disclosures normally included in the financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to such rules and regulations. Therefore, these unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes included for the Company’s audited January 31, 2020 consolidated financial statements contained in the Company’s final prospectus for its IPO dated as of July 13, 2020 and filed with the SEC pursuant to Rule 424(b)(4) on July 14, 2020. The unaudited condensed consolidated financial statements include accounts of the Company’s wholly-owned subsidiaries, as well as a variable interest entity in which the Company is the primary beneficiary. All intercompany accounts and transactions are eliminated. Refer to the variable interest entity section below and Note 3 for additional information regarding the Company’s variable interest entity.

The Company is subject to the normal risks associated with technology companies that have not demonstrated sustainable income from operations, including product development, the risk of customer acceptance and market penetration of its products and services and, ultimately, the need to attain profitability to generate positive cash resources.

In the opinion of management, the accompanying unaudited condensed consolidated financial statements reflect all normal recurring adjustments necessary to present fairly the financial position, results of operations, comprehensive loss and cash flows for the interim periods, but are not necessarily indicative of the results of operations to be anticipated for the full fiscal year 2021 or any future period.

Variable Interest Entity: The Company holds an interest in a Japanese company (“nCino K.K.”) that is considered a variable interest entity or VIE. nCino K.K. is considered a VIE as it has insufficient equity capital to finance its activities without additional financial support. The Company is the primary beneficiary of nCino K.K. as it has the power over the activities that most significantly impact the economic performance of nCino K.K. and has the obligation to absorb expected losses and the right to receive expected benefits that could be significant to nCino K.K., in accordance with accounting guidance. As a result, the Company consolidated nCino K.K. and all significant intercompany accounts have been eliminated. The Company will continue to assess whether it has a controlling financial interest and whether it is the primary beneficiary at each reporting period. Other than the Company’s equity investment, the Company has not provided financial or other support to nCino K.K. that it was not contractually obligated to provide. The assets of the VIE can only be used to settle the obligations of the VIE and the creditors of the VIE do not have recourse to the Company. The assets and liabilities of the VIE were not significant to the Company’s consolidated financial statements except for cash which is reflected on the unaudited condensed consolidated balance sheets. Refer to Note 3 for additional information regarding the Company’s variable interest.

Redeemable Non-Controlling Interest: Redeemable non-controlling interest relates to minority investors of nCino K.K. An agreement with the minority investors of nCino K.K. contains redemption features whereby the interest held by the minority investors are redeemable either (i) at the option of the minority investors or (ii) at the option of the Company, both beginning on the eighth anniversary of the initial capital contribution. If the interest of the minority investors were to be redeemed under this agreement, the Company would be required to redeem the interest based on a prescribed formula derived from the relative revenues of nCino K.K. and the Company. The balance of the redeemable non-controlling interest is reported at the greater of the initial carrying amount adjusted for the redeemable non-controlling interest’s share of earnings or losses and other comprehensive income or loss, or its estimated redemption value. The resulting changes in the estimated redemption amount (increases or decreases) are recorded with corresponding adjustments against retained earnings or, in the absence of retained earnings, additional paid-in-capital. These interests are presented on the unaudited condensed consolidated balance sheets outside of equity under the caption “Redeemable non-controlling interest.”

Use of Estimates: The preparation of unaudited condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions made by the Company’s management are used for, but not limited to, revenue recognition including determining the nature and timing of satisfaction of performance obligations, variable consideration, stand-alone selling price, and other revenue items requiring significant judgement; the average period of benefit associated with costs capitalized to obtain revenue contracts; fair value of assets acquired and liabilities assumed for business combinations; fair value of contingent consideration; the useful lives of intangible assets; the valuation allowance on deferred tax assets; redemption value of redeemable non-controlling interest and stock-based compensation. The Company assesses these estimates on a regular basis using historical experience and other factors. Actual results could differ from these estimates.

Concentration of Credit Risk and Significant Customers: The Company’s financial instruments that are exposed to concentration of credit risk consist primarily of cash and cash equivalents. The Company’s cash and cash equivalents exceeded the Federal deposit insurance limit at January 31, 2020 and July 31, 2020. The Company maintains its cash and cash equivalents with high-credit-quality financial institutions.

As of January 31, 2020, two customers represented 22% of accounts receivable, 11% of which was from a customer who is an equity holder. In the quarter ended July 31, 2020, the equity holder no longer qualifies as a related party of the Company and the amounts disclosed related to such equity holder are presented as a related party through April 30, 2020, only. As of July 31, 2020, one customer represented 12% of accounts receivable. For the three and six months ended July 31, 2019 and 2020, no individual customer represented more than 10% of the Company’s total revenues.

Accounts Receivable and Allowances: A receivable is recorded when an unconditional right to invoice and receive payment exists, such that only the passage of time is required before payment of consideration is due. Timing of revenue recognition may differ from the timing of invoicing to customers. Certain performance obligations may require payment before delivery of the service to the customer. We recognize a contract asset in the form of accounts receivable when we have an unconditional right to payment, and we record a contract asset in the form of unbilled accounts receivable when revenues earned on a contract exceeds the billings. The Company’s standard billing terms are annual in advance. An unbilled accounts receivable is a contract asset related to the delivery of the Company’s subscription services and professional services for which the related billings will occur in a future period. Unbilled accounts receivable consists of (i) revenues recognized for professional services performed but not yet billed and (ii) revenues recognized from non-cancelable, multi-year orders in which fees increase annually but for which we are not contractually able to invoice until a future period. Accounts receivable are reported at their gross outstanding balance reduced by an allowance for estimated receivable losses.

The Company records allowances for doubtful accounts based upon the credit worthiness of customers, historical experience, the age of the accounts receivable and current market and economic conditions.

A summary of activity in the allowance for doubtful accounts is as follows:

	Three Months Ended July 31,		Six Months Ended July 31,
	2019	2020	2019	2020
Balance, beginning of period	$—	$167	$123	$—
Charged to (recovery of) bad debt expense	—	452	(105)	619
Write off of uncollectible accounts	—	—	(18)	—
Translation adjustments	—	3	—	3

Balance, end of period	$—	$622	$—	$622

Recently Adopted Accounting Guidance:

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which eliminates certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, and early adoption is permitted. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Company adopted the standard effective February 1, 2020. The adoption of this standard did not have a material impact on the Company’s unaudited condensed consolidated financial statements.

In August 2018, the FASB issued ASU 2018-15, Intangibles-Goodwill and Other-Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract. This standard aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. ASU 2018-15 is effective for emerging growth companies following private company adoption dates in fiscal years beginning after December 15, 2019, and interim periods within annual periods beginning after December 15, 2020, with early adoption permitted. The Company prospectively adopted the standard effective February 1, 2020. The adoption of this standard did not have a material impact on the Company’s unaudited condensed consolidated financial statements.

In October 2018, the FASB issued ASU 2018-17, Consolidation (Topic 810), Targeted Improvements to Related Party Guidance for Variable Interest Entities, which addresses the cost and complexity of financial reporting associated with consolidation of variable interest entities (“VIE”). ASU 2018-17 is effective for emerging growth companies following private company adoption dates in fiscal years beginning after December 15, 2019, and interim periods within annual periods beginning after December 15, 2020, with early adoption permitted. The new guidance must be applied on a retrospective basis as a cumulative-effect adjustment as of the date of adoption. The adoption of this standard did not impact the Company’s unaudited condensed consolidated financial statements or related disclosures upon adoption, because the Company did not, and currently does not, have any indirect interests through related parties under common control for which it receives decision-making fees.

Recent Accounting Pronouncements Not Yet Adopted:

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The standard will affect all entities that lease assets and will require lessees to recognize a lease liability and a right-of-use asset for all leases (except for short-term leases that have a duration of less than one year) as of the date on which the lessor makes the underlying asset available to the lessee. For lessors, accounting for leases is substantially the same as in prior periods. In July 2018, the FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases, to clarify how to apply certain aspects of the new leases standard. ASU 2016-02, as subsequently amended for various technical issues, is effective for emerging growth companies following private company adoption dates in fiscal years beginning after December 15, 2021, and interim periods within annual periods beginning after December 15, 2022, and early adoption is permitted. If the Company were to cease meeting the emerging growth company criteria during the fiscal year ending January 31, 2022, this ASU would be effective for the Company for its Annual Report on 10-K for the fiscal year ended January 31, 2022. The Company is currently evaluating the impact of this standard to the Company’s financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments–Credit Losses: Measurement of Credit Losses on Financial Instruments, which changes the impairment model for most financial assets. The new model uses a forward-looking expected loss method, which will generally result in earlier recognition of allowances for losses. ASU 2016-13, as subsequently amended for various technical issues, is effective for emerging growth companies following private company adoption dates for fiscal years beginning after December 15, 2022 and for interim periods within those fiscal years. If the Company were to cease meeting the emerging growth company criteria during the fiscal year ending January 31, 2022, this ASU would be effective for the Company for its Annual Report on 10-K for the fiscal year ended January 31, 2022. The Company is currently evaluating the impact of this standard to the Company’s financial statements.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. ASU 2019-12 is effective for emerging growth companies following private company adoption dates in fiscal years beginning after December 15, 2021, and interim periods within annual periods beginning after December 15, 2022, with early adoption permitted, including adoption in an interim period. If the Company were to cease meeting the emerging growth company criteria during the fiscal year ending January 31, 2022, this ASU would be effective for the Company for its Annual Report on 10-K for the fiscal year ended January 31, 2022. The Company is evaluating the effect of adopting this new accounting guidance, but does not expect adoption will have a material impact on the Company’s financial statements.

Note 2. Summary of Significant Accounting Policies

Principles of Consolidation and Basis of Presentation: These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (U.S. GAAP) as set forth in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC). The consolidated financial statements include accounts of the Company’s wholly-owned subsidiaries as well as a variable interest entity in which the Company is the primary beneficiary. All intercompany accounts and transactions are eliminated. Refer to disclosures in Note 2 and Note 3 for additional information regarding the Company’s variable interest entity.

The Company is subject to the normal risks associated with technology companies that have not demonstrated sustainable income from operations, including product development, the risk of customer acceptance and market penetration of its products and services and, ultimately, the need to attain profitability to generate positive cash resources.

Effective February 1, 2019, the Company adopted the requirement of Accounting Standards Update, or ASU No. 2014-09 “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”) utilizing the modified retrospective method of transition. Prior period information has not been restated and continues to be reported under the accounting standards in effect for those periods. The new revenue standard was applied to contracts that were not completed as of the adoption date, consistent with transition guidance. Adoption of the new revenue standard resulted in changes to accounting policies for revenue recognition and sales commissions.

Variable Interest Entity: The Company holds an interest in a Japanese company (“nCino K.K.”) that is considered a variable interest entity or VIE. nCino K.K. is considered a VIE as it has insufficient equity capital to finance its activities without additional financial support. The Company is the primary beneficiary of nCino K.K. as it has the power over the activities that most significantly impact the economic performance of nCino K.K. and has the obligation to absorb expected losses and the right to receive expected benefits that could be significant to nCino K.K., in accordance with accounting guidance. As a result, the Company consolidated nCino K.K. and all significant intercompany accounts have been eliminated. The Company will continue to assess whether it has a controlling financial interest and whether it is the primary beneficiary at each reporting period. Other than the Company’s equity investment, the Company has not provided financial or other support to nCino K.K. that it was not contractually obligated to provide. The assets of the VIE can only be used to settle the obligations of the VIE and the creditors of the VIE do not have recourse to the Company. The assets and liabilities of the VIE were not significant to the Company’s financial statements except for cash which is reflected on the consolidated balance sheets. Refer to Note 3 for additional information regarding the Company’s variable interest.

Redeemable Non-Controlling Interest: nCino K.K. has a redeemable non-controlling interest. An agreement with the minority investors of nCino K.K. contains redemption features whereby the interest held by the minority investors are redeemable either (i) at the option of the minority investors or (ii) at the option of the Company, both beginning on the eighth anniversary of the initial capital contribution. If the interest of the minority investors were to be redeemed under this agreement, the Company would be required to redeem the interest based on a prescribed formula derived from the relative revenues of nCino K.K. and the Company. The balance of the redeemable non-controlling interest is reported at the greater of the initial carrying amount adjusted for the redeemable non-controlling interest’s share of earnings or losses and other comprehensive income or loss, or its estimated redemption value. The resulting changes in the estimated redemption amount (increases or decreases) are recorded with corresponding adjustments against retained earnings or, in the absence of retained earnings, additional paid-in-capital. These interests are presented on the consolidated balance sheets outside of equity under the caption “Redeemable non-controlling interest.”

Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions made by the Company’s management are used for, but not limited to, revenue recognition including determining the nature and timing of satisfaction of performance obligations, variable consideration, standalone selling price, and other revenue items requiring significant judgement; the average period of benefit associated with costs capitalized to obtain revenue contracts; fair value of assets acquired and liabilities assumed for business combinations; fair value of contingent consideration; the useful lives of intangible assets; the valuation allowance on deferred tax assets and stock-based compensation.

The Company assesses these estimates on a regular basis using historical experience and other factors. Actual results could differ from these estimates, which were based upon circumstances that existed as of the date of the consolidated financial statements, January 31, 2020. Subsequent to this date, there have been significant changes to the global economic environment as a consequence of the COVID-19 pandemic. It is possible that this could cause changes to estimates as a result of the financial circumstances of the markets in which the Company operates, the Company’s reporting unit’s fair value in comparison to the Company’s carrying value, and the health of the global economy. Such changes to estimates could potentially result in impacts that would be material to the consolidated financial statements, particularly with respect to the fair value of the Company’s reporting units in relation to potential goodwill impairment and the fair value of long-lived assets in relation to potential impairment.

Operating Segments: The Company operates as one operating segment. Operating segments are defined as components of an enterprise for which separate financial information is available and evaluated regularly by the chief operating decision maker, which is the Company’s chief executive officer, in deciding how to make operating decisions, allocate resources and assess performance. The Company’s chief operating decision maker allocates resources and assesses performance at the consolidated level.

Concentration of Credit Risk and Significant Customers: The Company’s financial instruments that are exposed to concentration of credit risk consist primarily of cash and cash equivalents. The Company’s cash and cash equivalents exceed the Federal deposit insurance limit at January 31, 2019 and 2020. The Company maintains its cash and cash equivalents with high-credit-quality financial institutions.

For the fiscal year ended January 31, 2018, three customers represented 20% of total revenues, 14% of which was from two customers who are also equity holders in the Company. These three customers also represented 58% of accounts receivable as of January 31, 2018, of which 40% was from the two customers who are also equity holders. For the fiscal year ended January 31, 2019, two customers represented 9% of total revenues, 4% of which was also from a customer who is an equity holder in the Company. These two customers also represented 29% of accounts receivable as of January 31, 2019, of which 14% was from the customer who is an equity holder. For the fiscal year ended January 31, 2020, two customers represented 6% of total revenues, 3% of which was also from a customer who is an equity holder in the Company. These two customers also represented 22% of accounts receivable as of January 31, 2020, of which 11% was from the customer who is an equity holder.

Revenue Recognition: The Company derives revenues primarily from subscription services and professional services. Revenues are recognized when a contract exists between the Company and a customer and upon transfer of control of promised products or services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products or services. The Company enters into contracts that can include various combinations of subscription and professional services, which may be capable of being distinct and accounted for as separate performance obligations, or in the case of offerings such as subscription services and support, accounted for as a single performance obligation. Revenues are recognized net of allowances and any taxes collected from customers, which are subsequently remitted to governmental authorities.

The Company determines revenue recognition through the following steps:

•	Identification of the contract, or contracts, with a customer

•	Identification of the performance obligations in the contract

•	Determination of the transaction price

•	Allocation of the transaction price to the performance obligations in the contract

•	Recognition of revenues when, or as, the Company satisfies a performance obligation

Subscription Revenues

Subscription revenues primarily consist of fees for providing customers access to the Company’s cloud applications, with routine customer support and maintenance related to email and phone support, bug fixes, and unspecified software updates and upgrades released when and if available during the maintenance term. Revenues are generally recognized on a ratable basis over the contract term beginning on the date that the Company’s service is made available to the customer, which the Company believes best reflects the manner in which the Company’s customers utilize the Company’s subscription offerings. Arrangements with customers do not provide the customer with the right to take possession of the software supporting the cloud-based application service at any time and, as a result, are accounted for as a service contract. Generally, the Company’s subscription contracts are three years or longer in length, billed annually in advance, are non-cancelable and do not contain refund-type provisions. Any subscription arrangements that are cancelable generally have penalty clauses.

Professional Services Revenues

Professional services revenues primarily consist of fees for deployment, configuration and optimization services, as well as training. The majority of the Company’s professional services contracts are billed on a fixed price basis, and revenues are recognized over time based on a proportional performance methodology which utilizes input methods. A portion of the Company’s professional services contracts are billed on a time and materials basis and revenues are recognized over time as the services are performed.

Contracts with Multiple Performance Obligations

Most of the Company’s contracts with customers contain multiple performance obligations. For these contracts, the Company accounts for individual performance obligations separately if they are distinct. The transaction price is allocated to the separate performance obligations on a relative standalone selling price (“SSP”) basis. The Company determines SSP by considering its overall pricing objectives and market conditions. Significant pricing practices taken into consideration include the Company’s discounting practices, the size and volume of the Company’s transactions, the customer demographic, the geographic area where services are sold, price lists, the Company’s go-to-market strategy, historical sales and contract prices. As the Company’s go-to-market strategies evolve, the Company may modify its pricing practices in the future, which could result in changes to SSP.

Given the variability of pricing, the Company uses a range of SSP. The Company determines the SSP range using information that may include market conditions or other observable inputs. The Company typically has more than one SSP for individual products and services due to the stratification of products and services by customer size.

Costs Capitalized to Obtain Revenue Contracts

As part of its adoption of ASU 2014-09, the Company capitalizes incremental costs of obtaining a non-cancelable subscription and support revenue contract. The provisions of ASU 2014-09 codified and clarified the accounting guidance for contract acquisition costs. The new guidance resulted in the capitalization of additional contract acquisition costs, which are subsequently amortized over the estimated life of the contract. Under the prior accounting guidance, the Company expensed sales commissions as incurred.

Under ASU 2014-09, capitalized amounts consist primarily of sales commissions paid to the Company’s direct sales force. Capitalized amounts also include (1) amounts paid to employees other than the direct sales force who earn incentive payouts under annual compensation plans that are tied to the value of contracts acquired and (2) the associated payroll taxes and fringe benefit costs associated with the payments to these employees. Capitalized costs related to new revenue contracts are amortized on a straight-line basis over four years, which, although longer than the typical initial contract period, reflects the average period of benefit, including expected contract renewals. In arriving at this average period of benefit, the Company evaluated both qualitative and quantitative factors which included the estimated life cycles of its offerings and its customer attrition. The capitalized amounts are recoverable through future revenue streams under all non-cancelable customer contracts. The Company periodically evaluates whether there have been any changes in its business, the market conditions in which it operates, or other events which would indicate that its amortization period should be changed or if there are potential indicators of impairment. Amortization of capitalized costs to obtain revenue contracts is included in cost of revenues – professional services, sales and marketing and research and development expense in the accompanying consolidated statements of operations.

Judgments

Contracts with customers may include multiple services requiring allocation of the transaction price across the different performance obligations.

Standalone selling price is established by maximizing the amount of observable inputs, primarily actual historical selling prices for performance obligations where available and includes consideration of factors such as go-to-market model and customer size. Where standalone selling price may not be observable (e.g., the performance obligation is not sold separately), the Company maximizes the use of observable inputs by using information that may include reviewing pricing practices, performance obligations with similar customers and selling models.

Capitalized costs to obtain a contract are amortized over the expected period of benefit, which the Company has determined, based on analysis, to be approximately 4 years. The Company evaluated qualitative and quantitative factors to determine the period of amortization, including contract length, renewals, customer life and the useful lives of our products and acquired products. When the expected period of benefit of an asset which would be capitalized is less than one year, the Company expenses the amount as incurred, utilizing the practical expedient. The Company regularly evaluates whether there have been changes in the underlying assumptions and data used to determine the amortization period.

At times, the Company provides credits or incentives to its customers. Known and estimable credits and incentives represent a form of variable consideration, which are determined at contract inception and reduce the revenues recognized for a particular contract. At the end of each reporting period, the Company reviews and updates its estimates as additional information becomes available. The Company believes that there will not be significant changes to its estimates of variable consideration as of January 31, 2020.

The Company evaluates whether it is the principal (i.e., report revenues on a gross basis) or agent (i.e., report revenues on a net basis) with respect to vendor reseller agreements pursuant to which the Company resells certain third-party solutions along with the Company’s solutions. Generally, the Company reports revenues from these types of contracts on a gross basis, meaning the amounts billed to customers are recorded as revenues and expenses incurred are recorded as cost of revenues. Where the Company is the principal, it first obtains control of the inputs to the specific good or service and directs their use to create the combined output. The Company’s control is evidenced by its involvement in the integration of the good or service on its platform before it is transferred to its customers and is further supported by the Company being primarily responsible to its customers and having a level of discretion in establishing pricing. Revenues provided from agreements in which the Company is an agent are immaterial.

Deferred Revenue: Deferred revenue primarily consists of billings or payments received in advance of revenue recognition from subscription services, including non-cancellable and non-refundable committed funds and deposits. Deferred revenue is recognized as revenue recognition criteria has been met. Customers are typically invoiced for these agreements in advance of regular annual installments and revenues are recognized ratably over the contractual subscription period. The deferred revenue balance is influenced by several factors, including seasonality, the compounding effects of renewals, invoice duration, invoice timing, size and new business linearity. Deferred revenue does not represent the total contract value of annual or multi-year non-cancellable subscription agreements. Deferred revenue that will be recognized during the succeeding 12-month period are recorded as deferred revenue, current portion, and the remaining portion is recorded as deferred revenue, net of current portion on the consolidated balance sheets.

Payment terms vary by contract, although terms generally include a requirement of payment within 30 to 45 days. In instances where the timing of revenue recognition differs from the timing of invoicing, the Company has determined contracts generally do not include a significant financing component. The primary purpose of invoicing terms is to provide customers with simplified and predictable ways of purchasing services, such as invoicing at the beginning of a subscription term with revenues recognized ratably over the contract period, and not to provide financing to customers. Any implied financing costs are considered insignificant in the context of the Company’s contracts.

Cash and Cash Equivalents: The Company considers all highly liquid investments purchased with an original maturity of three months or less at the date of purchase to be cash equivalents. Cash and cash equivalents are stated at fair value.

Accounts Receivable and Allowances: A receivable is recorded when an unconditional right to invoice and receive payment exists, such that only the passage of time is required before payment of consideration is due. Timing of revenue recognition may differ from the timing of invoicing to customers. Certain performance obligations may require payment before delivery of the service to the customer. Under ASU 2014-09, the timing and amount of revenue recognition may differ in certain situations from the revenues recognized under previous accounting guidance that limited subscription and support revenues to the customer invoice amount for the period of service (collectively billings). We recognize a contract asset in the form of accounts receivable when we have an unconditional right to payment, and we record a contract asset in the form of unbilled accounts receivable when revenues earned on a contract exceeds the billings. The Company’s standard billing terms are annual in advance. An unbilled accounts receivable is a contract asset related to the delivery of our subscription services and professional services for which the related billings will occur in a future period. Unbilled accounts receivable consists of (i) revenues recognized for professional services performed but not yet billed and (ii) revenues recognized from non-cancelable, multi-year orders in which fees increase annually but for which we are not contractually able to invoice until a future period. Accounts receivable are reported at their gross outstanding balance reduced by an allowance for estimated receivable losses.

The Company records allowances for doubtful accounts based upon the credit worthiness of customers, historical experience, the age of the accounts receivable and current market and economic conditions.

A summary of activity in the allowance for doubtful accounts is as follows:

	Fiscal Year Ended January 31,
	2018	2019	2020
Balance, beginning of period	$349	$20	$123
Charged to (recovery of) bad debt expense	(329)	110	(105)
Write offs and others	—	(7)	(18)

Balance, end of period	$20	$123	$—

Costs Capitalized to Obtain Revenue Contracts: The Company recognizes an asset for the incremental costs of obtaining a contract with a customer if the Company expects the benefit of those costs to be longer than one year. The Company has determined that certain sales incentive programs meet the requirements to be capitalized. The costs capitalized under ASU 2014-09 are primarily sales commissions paid to commissioned sales personnel. Capitalized costs also include portions of fringe benefits and payroll taxes associated with compensation for incremental costs to acquire customer contracts. Capitalized costs to obtain a contract are amortized over the expected period of benefit, which the Company has determined to be approximately 4 years. Amortization of capitalized costs are included in costs of revenues – professional services, research and development, and within sales and marketing expense in the Company’s consolidated statements of operations.

Property and Equipment: Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets and commences once the asset is placed in service or is ready for its intended use. The estimated useful lives by asset classification are generally as follows:

Asset Classification	Estimated Useful Life
Furniture and fixtures	3-7 years
Computers and equipment	3 years
Leasehold improvements	Shorter of remaining life of the lease term or estimated useful life

When assets are retired or otherwise disposed of, the cost and accumulated depreciation or amortization are removed from their respective accounts, and any gain or loss on such retirement is reflected in operating expenses.

Capitalized Software Costs: Costs related to software developed for internal use are capitalized during the application development stage. Costs related to preliminary internal or external project activities and post implementation activities are expensed as incurred. Capitalized internal-use software is amortized on a straight-line basis over its estimated useful life, which is generally two to five years. Capitalized software costs useful lives are evaluated on an annual basis and tested for impairment whenever events or changes indicate that the carrying amount of an asset may not be recoverable. There were no costs capitalized during the fiscal years ended January 31, 2018, 2019 or 2020 and there were no unamortized capitalized software costs as of January 31, 2019 and 2020.

Intangible Assets: Intangible assets are amortized over their estimated useful lives. Each period, the Company evaluates the estimated remaining useful life of its intangible assets and whether events or changes in circumstances warrant a revision to the remaining period of amortization. Management tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets.

Impairment Assessment: The Company evaluates intangible assets and long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. This includes but is not limited to significant adverse changes in business climate, market conditions, or other events that indicate an asset’s carrying amount may not be recoverable. Recoverability of these assets is measured by comparing the carrying amount of each asset to the future undiscounted cash flows the asset is expected to generate. If the undiscounted cash flows used in the test for recoverability are less than the carrying amount of these assets, the carrying amount of such assets is reduced to fair value. There were no material impairments of intangible assets or long-lived assets during the fiscal years ended January 31, 2018, 2019 and 2020.

Goodwill: Goodwill represents the excess of the purchase price in a business combination over the fair value of net assets acquired. Goodwill is not amortized, but rather the carrying amounts of these assets are assessed for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value of these assets may not be recoverable. Goodwill is tested for impairment annually on November 1, the first day of the fourth quarter of the fiscal year. In the year ended January 31, 2020, the Company elected to early adopt ASU 2017-04, “Simplifying the Test for Goodwill Impairment” for its annual goodwill impairment test. ASU 2017-04 removes Step 2 of the goodwill impairment test requiring a hypothetical purchase price allocation. Goodwill impairment, if any, is determined by comparing the reporting unit’s fair value to its carrying value. An impairment loss is recognized in an amount equal to the excess of the reporting unit’s carrying value over its fair value, up to the amount of goodwill allocated to the reporting unit. There is no goodwill impairment for the years ended January 31, 2018, 2019, and 2020.

The Company determines the fair value of a reporting unit using a discounted cash flow analysis that is corroborated by a market-based approach. Determining fair value requires the exercise of significant judgment, including judgment about appropriate discount rates, perpetual growth rates and the amount and timing of expected future cash flows. The cash flows employed in the discounted cash flow analyses are based on the most recent budget and long-term forecast. The discount rates used in the discounted cash flow analyses are intended to reflect the risks inherent in the future cash flows of the respective reporting units. The market comparable approach estimates fair value using market multiples of various financial measures compared to a set of comparable public companies and recent comparable transactions.

Business Combinations: Several valuation methods may be used to determine the fair value of assets acquired and liabilities assumed. The Company uses its best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. The Company’s estimates are inherently uncertain and subject to refinement. For intangible assets, the Company typically uses the income method. This method starts with a forecast of all of the expected future net cash flows for each asset. These cash flows are then adjusted to present value by applying an appropriate discount rate that reflects the risk factors associated with the cash flow streams. Some of the more significant estimates and assumptions inherent in the income method or other methods include the amount and timing of projected future cash flows, the discount rate selected to measure the risks inherent in the future cash flows and the assessment of the asset’s life cycle and the competitive trends impacting the asset, including consideration of any technical, legal, regulatory or economic barriers to entry. Determining the useful life of an intangible asset also requires judgment as different types of intangible assets will have different useful lives and certain assets may even be considered to have indefinite useful lives. During the measurement period, which may be up to one year from the acquisition date, the Company may record adjustments to the fair value of these tangible and intangible assets acquired and liabilities assumed, with the corresponding offset to goodwill. In addition, uncertain tax positions and tax-related valuation allowances are initially recorded in connection with a business combination as of the acquisition date. The Company continues to collect information and reevaluates these estimates and assumptions quarterly and records any adjustments to the Company’s preliminary estimates to goodwill provided that the Company is within the measurement period. Upon the conclusion of the measurement period or final determination of the fair value of assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments are recorded to the Company’s consolidated statements of operations.

For acquisitions involving additional consideration to be transferred to the selling parties in the event certain future events occur or conditions are met (“contingent consideration”), the Company recognizes the acquisition-date fair value of contingent consideration as part of the consideration transferred in exchange for the business combination. Contingent consideration meeting the criteria to be classified as equity in the consolidated balance sheets is not remeasured, and its subsequent settlement is recorded within stockholders’ equity. Contingent consideration classified as a liability is remeasured to fair value at each reporting date until the contingency is resolved, with any changes in fair value recognized in the Company’s consolidated statements of operations.

Deferred Rent: Operating leases rent expense is recognized on a straight-line basis over the terms of the leases and the difference between cash rent payments and recognized rent expense is recorded as a deferred rent liability. Landlord-funded leasehold improvements are also recorded as deferred rent liabilities and amortized as a reduction of rent expense over the non-cancelable term of the related operating lease. The Company may receive rent holidays and other incentives. The Company recognizes lease costs on a straight-line basis once control of the space is achieved, without regard to deferred payments such as rent holidays that defer the commencement date of required payments.

Cost of Revenues: Cost of subscription and support revenues consist of costs related to hosting the Company’s software solution and employee-related costs, including stock-based compensation expenses and allocated overhead associated with customer support. Cost of professional services and other revenues consist of employee-related costs associated with these services, including stock-based compensation expenses, and allocated overhead, and the cost of subcontractors. Allocated overhead includes costs such as information technology infrastructure, rent and occupancy charges, along with employee benefit costs, and taxes based upon a percentage of total compensation expense. As such, general overhead expenses are reflected in each cost of revenues and operating expenses category.

Advertising: Advertising costs are expensed as incurred and consist of advertising, third-party marketing, branded marketing, and conference and event expenses. Advertising expenses are recorded in sales and marketing expenses in the consolidated statements of operations and were $1.2 million, $1.8 million and $3.7 million for the fiscal years ended January 31, 2018, 2019 and 2020, respectively.

Income Taxes: Deferred income taxes are determined using the asset and liability method, whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are also recorded for any tax attribute, such as net operating losses. Deferred tax assets and liabilities are adjusted for the effects of the changes in tax laws and rates on the date of enactment within income tax expense. The Company reflects the expected amount of income taxes to be paid or refunded during the year as current income tax expense or benefit, as applicable.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized.

The Company follows the accounting standards on accounting for uncertainty in income taxes, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the consolidated financial statements. Under this guidance, the Company may recognize the tax benefit from an uncertain tax position only if it is more-likely-than-not that the tax position will be sustained on examination by taxing authorities based on the technical merits of the tax position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the benefit having a greater than 50% likelihood of being realized upon ultimate settlement. The guidance on accounting for uncertainty in income taxes also addresses de-recognition, classification, interest, and penalties on income taxes, and accounting interim periods.

When and if applicable, potential interest and penalties are accrued as incurred, within income tax expense.

Other Comprehensive Income (Loss): Accumulated other comprehensive income (loss) is reported as a component of stockholders’ equity and includes unrealized gains and losses on foreign currency translation adjustments.

Foreign Currency Exchange: The functional currency of the Company’s foreign subsidiaries is generally the local currency. Adjustments resulting from translating foreign functional currency financial statements into U.S. dollars are recorded as a separate component on the consolidated statements of comprehensive loss recorded in foreign currency translation line item. Foreign currency transaction gains and losses due to remeasurement are included in other expense in the consolidated statements of operations and were $0.005 million, $0.1 million, and $0.04 million for the fiscal years ended January 31, 2018, 2019 and 2020, respectively, primarily related to various intercompany loans. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the exchange rate on the balance sheet date. Revenues and expenses are translated at the average exchange rate during the period. Equity transactions are translated using historical exchange rates.

Stock-Based Compensation: As further described in Note 11, the Company records compensation expense associated with stock options and other equity-based compensation in accordance with ASC 718, Compensation – Stock Compensation. The Company establishes fair value as the measurement objective in accounting for share-based payment transactions with employees and recognizes expense on a straight-line basis over the applicable vesting period.

Basic and Diluted Loss per Common Share: Basic loss per share is calculated by dividing the net loss attributable to nCino, Inc. by the weighted-average number of shares of common stock outstanding for the period.

Diluted loss per share is calculated by giving effect to all potentially dilutive common stock, which is comprised of stock options and restricted stock units, when determining the weighted-average number of common shares outstanding. For purposes of the diluted loss per share calculation, basic and diluted loss per share were the same, as the effect of all potentially dilutive securities would have been anti-dilutive.

Recently Adopted Accounting Guidance:

On May 28, 2014, the FASB issued ASU 2014-09 requiring an entity to recognize the amount of revenues to which it expects to be entitled for the transfer of promised goods or services to customers. ASU 2014-09 also includes Subtopic 340-40, Other Assets and Deferred Costs – Contracts with Customers, which requires the capitalization of incremental costs to obtain a contract with a customer. The new revenue standard replaces most existing revenue recognition guidance in U.S. GAAP and permits the use of either the full retrospective or modified retrospective transition method.

The Company adopted the requirements of ASU 2014-09 as of February 1, 2019 and utilized the modified retrospective transition method. The Company recognized the following cumulative effects of initially applying the new revenue standard:

	As of January 31, 2019	Topic 606 Adjustments	As of February 1, 2019
Accounts receivable, less allowance for doubtful accounts (1)	$25,495	$(1,978)	$23,517
Costs capitalized to obtain revenue contracts, current portion, net	—	2,879	2,879
Costs capitalized to obtain revenue contracts, noncurrent, net	—	5,330	5,330

Total assets	$119,966	$6,231	$126,197

Deferred revenue, current portion	34,172	(4,366)	29,806
Deferred revenue, noncurrent	825	(825)	—

Total liabilities	$53,930	$(5,191)	$48,739

Stockholders’ Equity:
Accumulated deficit	$(104,752)	$11,422	$(93,330)

(1)	Unbilled accounts receivable previously included in Accounts receivable, less allowance for doubtful accounts before the adoption of Topic 606.

The Company recognized the cumulative effect of initially applying the new revenue standard as a positive adjustment to the opening balance of accumulated deficit on the consolidated balance sheet in the amount of $11.4 million, which reflects the acceleration of revenues and deferral of costs capitalized to obtain revenue contracts. The following is a summary of the adoption impacts of the new revenue standard:

•

The Company capitalized $8.2 million of contract acquisition costs comprised of sales commissions at the adoption date with a corresponding adjustment to accumulated deficit. The Company is amortizing these costs over their respective expected period of benefit.

•	Upon adoption, the Company recorded a decrease in deferred revenue of $5.2 million and a decrease of $2.0 million in receivables that were recorded to accumulated deficit.

Adoption of the new revenue standard impacted the Company’s consolidated statement of operations for the year ended January 31, 2020 as follows:

	As reported	Topic 606 Adjustments	Amounts without Topic 606 adoption impact
Subscription	$103,265	$2,351	$105,616
Professional services	34,915	(1,901)	33,014

Total revenues	138,180	450	138,630

Subscription	31,062	914	31,976
Professional services	33,008	(8)	33,000

Total cost of revenues	64,070	906	64,976
Gross profit	74,110	(456)	73,654

Sales and marketing	44,440	2,404	46,844
Research and development	35,304	(21)	35,283

Total operating expenses	102,280	2,383	104,663

Net loss attributable to nCino, Inc.	$(27,594)	$(2,839)	$(30,433)

Basic and diluted net loss per share	$(0.35)	$0.04	$(0.39)

Adoption of the new revenue standard impacted the Company’s consolidated balance sheet as of January 31, 2020 as follows:

	As reported	Topic 606 Adjustments	Amounts without Topic 606 adoption impact
Accounts receivable, less allowance for doubtful accounts	$34,205	$260	$34,465
Costs capitalized to obtain revenue contracts, current portion, net	3,608	(3,608)	—
Costs capitalized to obtain revenue contracts, noncurrent, net	7,000	(7,000)	—
Total assets	249,894	(10,348)	239,546

Deferred revenue, current portion	50,929	3,923	54,852
Total liabilities	78,517	3,923	82,440

Stockholders’ Equity:
Accumulated other comprehensive loss	(408)	(10)	(418)
Accumulated deficit	(120,924)	(14,261)	(135,185)

The adoption of ASU 2014-09 had no impact on cash provided by or used in operating, investing, or financing activities in the Company’s consolidated statement of cash flows. Additionally, the adoption of ASU 2014-09 did not have a material impact on the Company’s consolidated statement of comprehensive loss or the provision for income taxes.

The most significant impact of the new revenue standard relates to the capitalization of certain incremental costs to acquire contracts and the requirement to amortize these amounts over the expected period of benefit. Under the previous standard, the Company expensed costs related to the acquisition of revenue generating contracts as incurred. There was impact from arrangements with customers that include subscription services bundled with professional services driven by a change in allocation of transaction value amongst performance obligations under the new standard. Additionally, there was impact from the Company’s acquisitions which are not material to the Company’s overall revenues. These consisted of principal versus agent consideration (reporting revenues gross vs. net – approximately a $0.9 million decrease to subscription revenues and cost of revenues to present net under ASU 2014-09) and a perpetual license model (approximately $0.6 million increase impact to subscription revenues to accelerate revenues).

Other impacts to policies and disclosures include deferred recognition of revenues for certain contracts, the requirement to estimate variable consideration for certain arrangements, increased allocation of revenues to and from professional services and other offerings and changes to financial statement disclosures such as new disclosures related to remaining performance obligations. However, the timing and pattern of revenue recognition related to professional services remain substantially unchanged.

The Company utilized the transitional practical expedient provisions in adopting ASU 2014-09 to apply the new revenue standard and the related changes retrospectively to contracts that were not completed contracts upon initial application. Additionally, the Company did not analyze and separately retrospectively restate each contract modification, but instead reflected the aggregate effect of all modifications occurring before the date of adoption consistent with the transition guidance.

The Company also adopted the following ASUs effective February 1, 2019, none of which had a material impact on the Company’s consolidated financial statements.

•	ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Receipts and Cash Payments

•	ASU No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory

•	ASU 2017-04, Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment

•	ASU 2018-07, Compensation – Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting

Recent Accounting Pronouncements Not Yet Adopted:

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The standard will affect all entities that lease assets and will require lessees to recognize a lease liability and a right-of-use asset for all leases (except for short-term leases that have a duration of less than one year) as of the date on which the lessor makes the underlying asset available to the lessee. For lessors, accounting for leases is substantially the same as in prior periods. In July 2018, the FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases, to clarify how to apply certain aspects of the new leases standard. ASU 2016-02, as subsequently amended for various technical issues, is effective for emerging growth companies following private company adoption dates in fiscal years beginning after December 15, 2020, and interim periods within annual periods beginning after December 15, 2021, and early adoption is permitted. For leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, lessees and lessors must apply a modified retrospective transition approach. While the Company expects the adoption of this standard to result in an increase to the reported assets and liabilities, it has not yet determined the full impact the adoption of this standard will have on its financial statements and related disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments–Credit Losses: Measurement of Credit Losses on Financial Instruments, which changes the impairment model for most financial assets. The new model uses a forward-looking expected loss method, which will generally result in earlier recognition of allowances for losses. ASU 2016-13, as subsequently amended for various technical issues, is effective for emerging growth companies following private company adoption dates for fiscal years beginning after December 15, 2022 and for interim periods within those fiscal years. The Company is currently evaluating the impact of this standard to the consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which eliminates certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, and early adoption is permitted. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Company is currently evaluating the impact of this standard to the consolidated financial statements.

In August 2018, the FASB issued ASU 2018-15, Intangibles-Goodwill and Other-Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract. This standard aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. ASU 2018-15 is effective for emerging growth companies following private company adoption dates in fiscal years beginning after December 15, 2019, and interim periods within annual periods beginning after December 15, 2020, with early adoption permitted. The Company is currently evaluating the impact of this standard to the consolidated financial statements.

In October 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-17,Consolidation (Topic 810), Targeted Improvements to Related Party Guidance for Variable Interest Entities, which addresses the cost and complexity of financial reporting associated with consolidation of variable interest entities (“VIE”). ASU 2018-17 is effective for emerging growth companies following private company adoption dates in fiscal years beginning after December 15, 2019, and interim periods within annual periods beginning after December 15, 2020, with early adoption permitted. The new guidance must be applied on a retrospective basis as a cumulative-effect adjustment as of the date of adoption. The Company is evaluating the effect of adopting this new accounting guidance, but does not expect adoption will have a material impact on the Company’s financial statements.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. ASU 2019-12 is effective for emerging growth companies following private company adoption dates in fiscal years beginning after December 15, 2021, and interim periods within annual periods beginning after December 15, 2022, with early adoption permitted, including adoption in an interim period. The Company is evaluating the effect of adopting this new accounting guidance, but does not expect adoption will have a material impact on the Company’s financial statements.